SUPPLEMENT DATED FEBRUARY 27, 2023 TO
THE PROSPECTUS DATED FEBRUARY 1, 2023
OF VANECK ETF TRUST

IMPORTANT NOTICE REGARDING CHANGES IN PRINCIPAL INVESTMENT STRATEGIES

This Supplement updates certain information contained in the above-dated Prospectus for VanEck ETF Trust (the “Trust”) regarding VanEck Inflation Allocation ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus and Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective immediately, the “Summary Information - Principal Investment Strategies” and “Additional Information About the Fund's Investment Strategies and Risks - Principal Investment Strategies" sections of the Fund’s Prospectus are hereby deleted in its entirety and replaced with the following:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, primarily in exchange traded products that provide exposure to real assets through investment in domestic and foreign equity and debt securities, master limited partnerships (“MLPs”), and commodities, including ETFs and non-Investment Company Act of 1940, as amended (the “Investment Company Act of 1940”) commodity pools or commodity trusts and exchange traded notes (“ETNs”) (collectively, “ETPs”). Real assets include commodities (such as gold), real estate, natural resources and infrastructure, as well as companies that own, operate, or derive a significant portion of their value from real assets or the production thereof. The investments held by the ETPs may include physical assets and equity securities of companies of any market capitalization, debt securities of any credit quality (including high-yield (or “junk”) securities), duration and maturity and emerging market securities. The Fund seeks to maximize “real returns” while seeking to reduce downside risk during sustained market declines. “Real returns” are defined as total returns adjusted for the effects of inflation.

The Adviser uses a proprietary quantitatively driven investment process that considers various inputs to guide asset allocation decisions and select real asset investments (and to thereby select ETPs that provide exposure to those real asset classes). The process uses various quantitative indicators to generate allocation signals among real asset investments. These signals are used as an input to guide which ETPs to allocate to.

The indicators used in the investment process may include, but are not limited to, equity price trends, commodity price trends, volatility (the measure of variation of returns for a given security or market index), and asset price correlations. The Adviser anticipates that the quantitatively based investment process will evolve over time and may incorporate additional indicators and/or remove or modify existing indicators. The Adviser may adjust the Fund's portfolio allocations, as needed, in response to the signal changes generated from the investment process. The Fund may engage in active and frequent trading of portfolio securities.

The Fund will invest in certain ETPs through the Subsidiary, an exempted limited company organized under the laws of the Cayman Islands. The Subsidiary is wholly owned and controlled by the Fund and is advised by the Adviser. The Fund’s investment in the Subsidiary will generally not exceed 25% of the value of the Fund’s total assets at each quarter-end of the Fund's fiscal year. The Fund's investment in the Subsidiary, via the Subsidiary’s investment in ETPs, generally provides the Fund with exposure to commodities and futures and derivatives of commodities (“Commodities Instruments”) within the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in such instruments. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions except that, unlike the Fund, it may invest, via its investment in ETPs, without limit in Commodities Instruments.

Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of its Subsidiary. The Fund complies with the provisions of the Investment Company Act of 1940, governing investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary. The Subsidiary will comply with the Investment Company Act of 1940 provisions governing affiliate transactions and custody of assets.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 and, therefore, may invest a greater percentage of its assets in a particular issuer.

The "Cryptocurrency Risk" and the "Cryptocurrency Tax Risk" currently included in the "Summary Information - Principal Risks of Investing in the Fund" and “Additional Information About the Fund's Investment Strategies and Risks - Risks of Investing in the Fund" sections of the Fund's Prospectus are hereby deleted with respect to the Fund.

Additionally, the "Models and Data Risk" currently included in the "Summary Information - Principal Risks of Investing in the Fund" and “Additional Information About the Fund's Investment Strategies and Risks - Risks of Investing in the Fund" sections of the Fund's Prospectus are hereby deleted and replaced with the following risk factor with respect to the Fund:

Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative inputs and information and data. Models and data may be used to construct sets of transactions and investments, and to provide risk management insights. If the models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.

Please retain this supplement for future reference.